                                                                    EXHIBIT 10.8
                                AMENDMENT 2 TO
             INTERNATIONAL ELECTRONIC COMMERCE PROVIDER AGREEMENT
                            Dated February 14, 1997
                                    between
                     Sterling Commerce International, Inc.
                          and Satyam Infoway Limited

1.   Introduction.  Sterling Commerce International, Inc. ("Sterling Commerce")
     ------------
and Satyam Infoway Limited ("Company"), entered into an International Commerce Provider Agreement dated February 14, 1997 ("Agreement"), attached as Exhibit A. Company now desires to obtain the right to use the EC Technology, and to market, provide, sublicense, install, facilitate, maintain and support the EC Offerings, within Australia under the same terms and conditions as the Agreement, except as set forth in this Amendment 2. For good and valuable consideration, including the payments provided for herein, Sterling Commerce is willing and through its affiliate, Sterling Commerce (Australia) Pty Limited ("Sterling Australian Affiliate") to grant Company the rights set forth herein, subject to the following terms and conditions.

This Amendment 2 applies only to the Territory of Australia and does not alter or amend Company's or Sterling Commerce's rights and obligations under the Agreement. Terms defined in the Agreement shall have the same meaning in this Amendment 2, unless otherwise defined herein.

1.1  Company.  Company may assign its rights and obligations under this
     -------
Amendment 2 with respect to Australia (the "Assignment") to an affiliate company controlled by Company ("Company Australian Affiliate"); provided that the Company Australian Affiliate shall assume such obligations in writing in a form reasonably acceptable to Sterling Commerce, and Company shall remain obligated under the Agreement and such amendment. For purposes of this Amendment 2, the term "Company" in the Agreement shall mean Company Australian Affiliate, except as otherwise set forth in this Amendment 2.

1.2  Sterling Commerce.  For purposes of this Amendment 2, the term "Sterling
     -----------------
Commerce in the Agreement shall mean Sterling Australian Affiliate. The collective reference to Sterling Commerce notwithstanding, Sterling Commerce BV shall be responsible for those obligations which relate to Company's rights within India, and Sterling Commerce (Australia) Pty Limited shall be responsible for those obligations which relate to Company's and Company Australian Affiliate's within Australia.

1.3  Territory.  "Territory" mean Australia.
     ---------

1.4  Exclusivity.  The exclusivity provisions, including Exclusivity Payments,
     -----------
shall apply to this Amendment 2 per this Agreement.

1.5  Australian Terms And Conditions.  For purposes of this Amendment 2, the
     -------------------------------
numbered provisions set forth in Exhibit B shall supersede and entirely replace provisions in the Agreement with the same section number.

2.   Company Australian Affiliate's Obligations.  Following the Assignment,
     ------------------------------------------


-----------------------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Company Australian Affiliate agrees to be bound by the applicable terms and conditions of this Amendment 2 and the Agreement, and Sterling Commerce shall have the right to enforce this Amendment 2 directly against Company Australian Affiliate.

3.   Company's Obligations.
     ---------------------

3.1  Warranty.  Company represents and warrants to Sterling Commerce that it
     --------
has, and during the term of this Amendment 2 and any additional term, it will continue to have, the power and authority to control Company Australian Affiliate's compliance with the applicable terms and conditions of this Amendment 2 and the Agreement and that it will exercise such control to require that the Company Australian Affiliate adhere to the terms and conditions of this Amendment 2 and Agreement in all respects.

3.2  Indemnity.  Company shall hold harmless and indemnify Sterling Commerce
     ---------
from and against any loss, cost, damage, liability or expense arising out of the use or access to the EC Offerings or EC Technology by Company Australian Affiliate. This section will not be construed to limit or exclude any other claims or remedies which Sterling Commerce or the Sterling Commerce Affiliates may assert under the Agreement, this Amendment 2, or by law. This Section 3 will survive termination of the Agreement or of this Amendment 2.

4.   Obligations of Both Company and Company Australian Affiliate.
     ------------------------------------------------------------

4.1  Minimum Payments.  In addition to the Minimum Payments specified in Exhibit
     ----------------
F of the Agreement, the Minimum Payments associated with the additional grant provided under this Amendment 2 shall be as specified in Exhibit C, attached hereto.

4.2  Fees/Payment.  The fees and payment obligations for this additional grant
     ------------
shall be as specified in Exhibit D. Company and Company Australian Affiliate shall jointly and severally liable for any payment obligation incurred by Company Australian Affiliate pursuant to this Amendment 2. Company shall, in the first instance, be responsible for making any such payments, and Sterling Commerce will send all bills, invoices, and other requests for payment to Company. If Company breaches its payment obligations under this Amendment 2, Sterling Commerce may immediately assert against either Company or Company Australian Affiliate, jointly or individually, any claims or remedies that it may assert under the Agreement, this Amendment 2, or by law, without first exhausting its remedies against the other.

4.3  Breach by Company or Company Australian Affiliate.  Sterling Commerce and
     -------------------------------------------------
the Sterling Commerce Affiliates will have the right to assert against the Company or Company Australian Affiliate for any breach of the provisions of this Amendment 2 in their respective territories any claims or remedies that Sterling Commerce or the Sterling Commerce Affiliates may assert under the Agreement, this Amendment 2, or by law.

5.   Sterling Commerce's Rights and Obligations.
     ------------------------------------------

5.1  Performance.  Except as otherwise provided herein, Sterling Commerce shall
     -----------
be deemed to have fulfilled any obligation under the Agreement or this Amendment 2 with respect to both Company and Company Australian Affiliate ("Company Parties") when it has performed such obligation with respect to either Company Party. If either Company Party accepts performance by Sterling Commerce under the Agreement or this Amendment 2, such acceptance shall constitute acceptance on behalf of both of the Company Parties.

6.   Equipment Required.  The equipment required for the performance of Company
     ------------------
Australian Affiliate obligations under this Amendment 2 shall be as specified in Exhibit E. Further, such equipment shall be deemed included in the defined term "Designated CPU" of the Agreement.

7.   Obligations Regarding Office Space.  Sterling Commerce shall make available
     ----------------------------------
to Company reasonable office space in Sterling Commerce's regional offices in Australia, where such space is reasonably available and under leases in which Sterling Commerce is the sole tenant for such occupied premises. Company shall pay Sterling Commerce for any direct expenses associated with its occupancy which exceeds one hundred fifty dollars ($150 USD) a month.

8.  Implementation Assistance. Sterling Commerce will assist Company (a) to
    -------------------------
develop an implementation schedule and (b) to implement the EC Technology provided under this Amendment 2. Such schedule shall not exceed twelve (12) months form the date this Amendment 2 is accepted by both parties.

9.  Entire Agreement. This Amendment 2 and its Exhibits constitute the complete
    ----------------
and entire statement of all terms, conditions and representations of the agreement between Sterling Commerce and Company with respect to its subject matter and supersedes all prior agreements, or oral or written, with respect to the subject matter hereof.


     Satyam Infoway (Private)                     Sterling Commerce
            Limited                               International, Inc.
           ("Company")                           ("Sterling Commerce")

By                                 By
      ---------------------------        ------------------------------------
Print                              Print
      ---------------------------        ------------------------------------
Title                              Title
      ---------------------------        ------------------------------------
Date                               Date
      ---------------------------        ------------------------------------


                                            Sterling Commerce (Australia)
                                                      Pty Limited
                                           ("Sterling Australian Affiliate")
                                   By
                                         ------------------------------------
                                   Print
                                         ------------------------------------
                                   Title
                                         ------------------------------------
                                   Date
                                         ------------------------------------

                                   EXHIBIT A

                                   Agreement

                                   EXHIBIT B

             STERLING COMMERCE TERMS AND CONDITIONS FOR AUSTRALIA

For purposes of this Amendment 2, the following sections of the Agreement shall be amended as follows:

A.   Section 3.13, add the following paragraphs at the end of this section:
     ------------

     "If the period of restraint after the expiry of the term or termination of this Agreement referred to in (i) above is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of (a) nine (9) months, or (b) if the period of restraint in (a) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of six (6) months, or (c) if the period of restraint in (b) is held by a court of competent jurisdiction to be unenforceable, it shall be reduced to a period of three (3) months, or (d) if the period of restraint in (c) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of one (1) month.

     If the period of restraint after the termination of this Agreement pursuant to a Buy-Out Option referred to in (ii) above is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of (a) two (2) years, or (b) if the period of restraint in (a) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of one(1) year, or (c) if the period of restraint in (b) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of nine (9) months, or (d) if the period of restraint in (c) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of six (6) months, or (e) if the period of restraint in (d) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of three (3) months, or (f) if the period of restraint in (e) is held by a Court of competent jurisdiction to be unenforceable, it shall be reduced to a period of one
     (1) month.

     If this Section 3.13 or any part of it be held invalid or unenforceable for any reason, that Section or part will be deemed eliminated or modified to the extent necessary to make the remainder of this Agreement and that Section or part enforceable or reasonable, provided that the parties to this Agreement may negotiate a valid and enforceable provision in replacement of the invalid or unenforceable provisions."

B.   Section 4.7,   insert the following text at the end of this section:
     -----------
     "Notwithstanding the foregoing, Company shall provide all first level support services, as defined in this Section 4.7, to Company Australian Affiliate (as defined in Amendment 3 to this Agreement) and its respective Company Customers with respect to the EC Technology and EC Offerings."

C.   Section 5.5, replace the second sentence in its entirety with the following
     -----------
     text:

     "Subject to the above, all amounts payable by Company to STERLING

     COMMERCE under this Agreement are exclusive of any shipping and handling charges, and tax (including, without limitation, any goods and services, sales or value-added taxes), duties, customs charges, levy or similar governmental charge that may be assessed by any jurisdiction, whether based on gross revenue, the delivery, possession or use of the EC Technology, the EC Products, or the acceptance of any services by Company, the execution or performance under this Agreement or otherwise."

D.   Section 6.5, replace in its entirety with the following text:
     -----------

     SECTION 6.5: TO THE FULL EXTENT PERMITTED BY LAW, AND EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 6 AND SECTION 7 BELOW, BUT SUBJECT ALWAYS TO
     SECTION 6.6, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE EC PRODUCTS, THE EC SUPPORT SERVICES, THE EC TECHNOLOGY, AND ANY OTHER SERVICES AND PRODUCTS OFFERED OR PERFORMED BY STERLING COMMERCE OR ANY OF ITS AFFILIATED COMPANIES OR ITS OR THEIR LICENSORS THAT POSSESS ANY PROPRIETARY INTEREST IN THE EC OFFERINGS OR EC TECHNOLOGY OR ANY COMPONENT THEREOF (COLLECTIVELY, "THIRD PARTY OWNERS") UNDER THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY STERLING COMMERCE, ITS EMPLOYEES OR REPRESENTATIVES OR BY ANY THIRD PARTY OWNER OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

     6.6 Mandatory Warranties and Conditions. IF THE EC TECHNOLOGY OR EC OFFERINGS AND/OR ASSOCIATED DOCUMENTATION PROVIDED ARE SUBJECT TO THE MANDATORY WARRANTIES AND CONDITIONS OF THE TRADE PRACTICES ACT 1974 (THE "ACT") OR ANY OTHER APPLICABLE LAW (COLLECTIVELY, THE "LAW"), AND IF THE LAW PROHIBITS THE EXTENT TO WHICH STERLING COMMERCE AND THE THIRD PARTY OWNERS CAN EXCLUDE, RESTRICT OR MODIFY THE APPLICATION OF THE LAW OR THEIR LIABILITY FOR BREACH OF THOSE WARRANTIES OR CONDITIONS, THE LIABILITY OF STERLING COMMERCE AND/OR THE THIRD PARTY OWNERS FOR BREACH OF ANY SUCH CONDITION OR WARRANTY (OTHER THAN A CONDITION OR WARRANTY IMPLIED BY
     SECTION 69 OF THE ACT) WILL BE LIMITED, AT THE OPTION OF STERLING COMMERCE AND/OR THE THIRD PARTY OWNER, TO (A) IN THE CASE OF GOODS, ANY ONE OR MORE OF THE FOLLOWING (i) THE REPLACEMENT OF THE GOODS OR THE SUPPLY OF EQUIVALENT GOODS; (ii) THE REPAIR OF THE GOODS; (iii) THE PAYMENT OF THE COST OF REPLACING THE GOODS OR OF ACQUIRING EQUIVALENT GOODS; OR (iv) THE PAYMENT OF THE COST FOR HAVING THE GOODS REPAIRED; OR (B) IN THE CASE OF SERVICES (i) TO SUPPLY THE SERVICES AGAIN; OR (ii) THE PAYMENT OF THE COST OF HAVING THE SERVICES SUPPLIED AGAIN.

     6.7 Non-exclusion. NOTHING IN SECTIONS 6, 7 AND 8 IS INTENDED TO EXCLUDE, RESTRICT OR MODIFY THE APPLICATION OF ANY FEDERAL OR STATE LAWS (INCLUDING THE ACT) THAT MAY LIMIT THE RIGHT OF STERLING COMMERCE, ITS EMPLOYEES AND REPRESENTATIVES AND/OR THE THIRD PARTY OWNERS TO EXCLUDE, RESTRICT OR MODIFY THEIR LIABILITY IN THE MANNER SET OUT ABOVE."

E.   Section 8.1, replace this section in entirety with the following text:
     -----------
     "SECTION 8.1: TO THE FULL EXTENT PERMITTED BY LAW, UNDER NO CIRCUMSTANCES WILL STERLING COMMERCE AND/OR THE THIRD PARTY OWNERS BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES OR PROFITS BASED ON CLAIMS OF COMPANY OR COMPANY CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE EC PRODUCTS, THE EC TECHNOLOGY, ANY EC SUPPORT SERVICES OR ANY OTHER PROVIDED SERVICES HEREUNDER, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS). IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH STERLING COMMERCE, ITS EMPLOYEES AND REPRESENTATIVES AND/OR THE THIRD PARTY OWNERS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO STERLING COMMERCE BY COMPANY FOR THE SPECIFIC EC OFFERING OR ANY OTHER SERVICES PROVIDED HEREUNDER THAT DIRECTLY CAUSED THE DAMAGE. ANY LIMITATION OF LIABILITY INCLUDED IN THIS AGREEMENT SHALL NOT APPLY IF THE DAMAGE WAS CAUSED AS A RESULT OF STERLING COMMERCE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT."

F.   Section 10.2, insert the following text after the first sentence:
     ------------
     "Except for the right to use the Marks granted under this Section 10.2, all powers granted under section 26 of the Australian Trade Marks Act 1995 are expressly excluded."

G.   Section 19.1, revise the addresses as follows:
     ------------
               "If to Sterling Commerce:

               Sterling Commerce
               4600 Lakehurst Court
               Dublin, Ohio 43016
               USA
               Attn:  Phyllis Hohe
               Director, Business Administration
               Phone: +614.793.7261
               Fax: +614.718.1688

               With a copy to:

        Sterling Commerce, Inc.
        4600 Lakehurst Court
        Dublin, Ohio 43106
        USA
        Attn: Albert K. Hoover, Esq.
        Senior Vice President, Legal
        Phone: +614.791.6283
        Fax: +614.718.1510


        If to Company:

        -------------------------------
        -------------------------------
        -------------------------------
        -------------------------------
        Attn:
               ------------------------
        Phone:
               ------------------------
        Fax:
               ------------------------

        If to Company Australian Affiliate:

        -------------------------------
        -------------------------------
        -------------------------------
        -------------------------------
        Attn:
               ------------------------
        Phone:
               ------------------------
        Fax:
               ------------------------

H.  Section 24.1, replace "India" with "Australia"
    ------------

I.  Exhibit O:
    ---------

    a. Section A.1, replace "maximum permitted by India law, but not more than 50%, with the "maximum permitted by local law."

    b. Section A.3, replace "permitted by law or 50%" with "permitted by local law".

    c. Section A.7, replace "Should at...purchase 49-50%" with "If at such time as when STERLING COMMERCE has elected to purchase 49-50%, if permitted by local law".

                                   EXHIBIT C
                               Minimum Payments

In order for Company and Company Australian Affiliate to retain their entire granted rights under this Amendment 2, Company Australian Affiliate must make the following minimum payments to Sterling Commerce ("Minimum Payments"), pursuant to Section 5.1 of the Agreement and subject to service fees waiver in
Item 3 of Exhibit D of this Amendment 2. Minimum Payments are attributable to revenues from EC Network Services charges incurred by Company Australian Affiliate and its respective Subscribers (excluding communication charges):


         ------------------------------------------------------------
           Annual Term      Initial 6 Months       Year End Minimum
           -----------      ----------------       -----------------
                                Minimum
                                -------
         ------------------------------------------------------------
             First              *****                   *****
         ------------------------------------------------------------
             Second             *****                   *****
         ------------------------------------------------------------
             Third              *****                   *****
         ------------------------------------------------------------
             Fourth             *****                   *****
         ------------------------------------------------------------
             Fifth              *****                   *****
         ------------------------------------------------------------

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT D
                        Consideration and Payment Terms
                                for Amendment 3


A.     Consideration
       -------------

1.     EC Technology
       -------------

The fee for the rights granted in this Amendment 3, including the right to use the EC Technology (which shall include COMMERCE:Exchange, MAT Option, Web-Enabling Option and RTI Option) provided herein for the primary and secondary systems (mirrored backup), is ***** plus ***** of all Company invoiced charges for in country EC Network Services (for EC Network traffic confined to the Territory) incurred by the Subscriber(s) with the exception of communication charges.

If, at any time during the second through fifth Annual Terms, Company attains the following corresponding amounts as paid and/or accrued to Sterling Commerce for EC Network Services only (in-country and international services) during the specified Annual Term, then for the remaining period of such Annual Term, the remittance due Sterling Commerce shall be reduced to ***** for in-country service only:

      Second Annual Term:   $ *****
      Third Annual Term:      *****
      Fourth Annual Term:   $ *****
      Fifth Annual Term:    $ *****

   (a) Any additional fees for Operations Management, Communications Charges, Advanced Training Courses or Optional Software are negotiable as to necessity and price.
   (b) Annual maintenance charges shall be *****, per each annual term.

2.    EC Network International Services - For EC network traffic requiring
      ---------------------------------
network services outside of the assigned territory, Company and Sterling Commerce shall share the Company invoiced charges incurred by the Subscriber(s) with the exception of communications charges for the respective Domestic and International services provided in the ratio that the Company shall remit ***** of such Company invoiced charges to STERLING COMMERCE.

3.    Waiver of EC Network In-Country and International Service Fees - During
      --------------------------------------------------------------
the term of this Amendment 3, the fees associated with the In-Country and International Service (Items 1 and 2 herein) shall be waived for up to ***** per year. Such amount shall not be cumulative on a forwarding basis from the Fourth Annual Term.

4.    Communication Charges - Company retains ***** of communications charges
      ---------------------
that Company invoices Subscriber(s) both in In-Country and International Service. "Communication charges" are any charges to Subscribers related to the recovery of the cost for connectivity between the Subscriber and the EC Technology. Such charges shall not exceed the recovery of actual costs plus reasonable profit margins.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.   Company Pricing - Company is solely responsible for determining the pricing
     ---------------
to be charged to Subscriber(s) for the EC Network Services.

6.   EC Products
     -----------

For any and all of the EC Products that are sublicensed or sold, as applicable, COMPANY shall remit (i) a royalty of ***** of the license fees and annual software maintenance fees as stated in the then current International Price Schedules of Sterling Commerce applicable to the Territory, and (ii) ***** of the then current Sterling Commerce International Price Schedules, applicable to the Territory, for the video tape products and other educational products provided by Sterling Commerce.

7.   EC Support Services
     -------------------

EC Support Services as described in Section 4.10 of the Agreement will be individually quoted.

8.   General - Company assessed and collected taxes, duties and similar levies
     -------
from the Company Customers for the EC Offerings shall be deemed excluded from computing amounts due pursuant to this Amendment 2.


B.   Payment Terms
     -------------

1. Payment of the initial license fee for EC Technology under Paragraph 1 shall be as follows:

               *****      Payable on or before August 15, 1999
               *****      Payable upon successful installation and
                          commissioning of the EC Technology, but no
                          later than September 30, 1999
               *****      Payable on or before November 30, 1999
               *****      Payable on or before January 31, 2000
               *****      Payable on or before March 31, 2000
               *****      Payable on or before May 31, 2000
               *****      Payable on or before June 30, 2000

In any event, all payments are due and payable on or before June 30, 2000.

2. Except for the first Annual Term, payment of annual maintenance fees for EC Technology under Paragraph 1 shall be due and payable no less than thirty (30) days prior to commencement of each applicable Annual Term. Any and all adjustments in annual maintenance due to purchases of licenses for EC Options to the EC Technology shall be payable pursuant to Sterling Commerce's then current payment policies.

3. Payment of amounts under Paragraphs 1 (to the extent of continuing charges) and 2 shall be due and payable upon the earlier of: (i) within sixty (60) days after the month in which Company has performed the services for the Subscriber or (ii) within



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

60 days of invoice of the Subscribers.

4. Payment of amounts under Paragraph 6 for license grants shall be due and payable within thirty (30) days after the month in which Sterling Commerce has delivered the software or other products to Company or permitted Company to deliver such items to the Company Customer. With respect to maintenance services, amounts due Sterling Commerce shall be due and payable within thirty
(30) days after the month in which such support services term commences for the Company Customer.

5. Payment of amounts under Paragraph 7 shall be due and payable within fifteen (15) days of invoice by STERLING COMMERCE unless otherwise agreed to by STERLING COMMERCE in writing.

                                   EXHIBIT E
                                EQUIPMENT LIST

                               COMMERCE:Exchange
                            (as of 98.3.3 Release)
                          *A Typical Implementation
                                 June 16, 1999

Rack (Depends on location and Space requirements as Company site)
2                       TBD

Electrical/UPS
2                       UPS for min 2.5kVA
2                       Extended battery for 120 minutes @ full load
2                       Dedicated 30 AMP Circuit

Communications
2                       Internet Connection
2                       Phone lines for support management
4                       ISDN and Modems for remote management
                        (If available in country)

Routers
2                       CISCO 3640 series 4 - Slot Modular Multi-protocol Router
2                       4-8MB Flash Factory
2                       Upgrade, 32MB DRAM
2                       Ver. 11.3X+IOS, IP Plus feature set
2                       2-Ethernet/2 WAN Card Slot Module
2                       WIC Serial Port WAN Interface Card Module
2                       WIC ISDN BRI (If available in country.)
2                       Male DTE V.35 Cable 10' (depending on country's Telecom)

2                       CISCO 2610 series 2 - Slot Modular Multi-protocol router
2                       4-8MB Flash Factory
2                       Upgrade, 32MB DRAM
2                       Ver. 11.3X+IOS, IP Plus feature set
2                       WIC 2T 2Serial Port WAN Interface Card Module
2                       Male DTE V.35 Cable 10'(Depending on country Telecom)

EDI Server
2                       ** 4 x Xeon 450 processor, 1MB L2 Cache
2                       512 MB Memory RAID Array Controller
6                       18 GB 10k RPM Hard Disk (RAID 50)
2                       INTEL Pro 100 PCI
2                       Remote Management Card
2                       DLT 35/70 External Auto-loader tape drive.
2                       Seagate Enterprise w/autoloader option
2                       Support Pack (7X24 4HR)

Operating System
2                        MS Windows NT Server V 4.0 (Service Pack 4)
50                       MS Windows NT Access License

Firewall Server
2                        ** P II Array 350MHz 512K Cache
                         128 MB Memory
2                        Additional 350MHz Processor
6                        4.5GB SCSI 7.2K RPM Disk Drives (RAID 5)
2                        PERC 2/SC RAID Internal single channel 16MB cache
2                        12/24 DDS/3 Internal Tape Drive
1                        Support Pack (7x24 HR)
6                        INTEL PRO 100 PCI
2                        Remote Management Card

Operating System
2                        MS Windows NT Server V 4.0 (Service Pack 4)


WEB Server
2                        ** P II Array 450MHz 512K Cache
                         256 MB Memory
6                        4.5GB SCSI 7.2K RPM Disk Drives (RAID 5)
2                        PERC 2/SC RAID Internal single channel 16MB cache
1                        Support Pack (7X24 4HR)
2                        INTEL PRO 100 PCI
                         Remote Management Card

Networking
4                        3COM 12-SuperStack II Dual Speed 500 Ethernet Hub
15                       10 BaseT cables, Cat 5
2                        10 BaseT crossover cables, Cat 5

RMON/Probe
Support
2                        Desktop PC PII 400MHz 512K Cache
                         64 MB, 6.4+ Gig HD, 1 Intel PRO 100 PCI
2                        Nt 4 Workstation for Observer

Server Switch
2                        12 Port Autoview PC/Server KVM Switch
10                       8 ft PS/2 Cable Kit for Commander Series
1                        17IN SVGA Monitor

Mapping and
Transalation Options
2                        ** 4 x Xeon 450 processor, IMB L2 Cache
                         1 GB MB Memory RAID Array Controller

6               18 GB 10k RPM Hard Disk (RAID 50)
2               INTEL Pro 100 PCI
2               Remote Management Card
2               Support Pack (7X24 4HR)

Operating System
2               MS Windows NT Server V 4.0 (Service Pack 4)
20              MS Windows NT Access License

Third pary Software
2               Microsoft SQL server 6.5 (Service Pack 3 or 4)
2               MS Data Access Service Pack 2.0

Web-Enabling and/or
Real Time Integration
Options
2               ** 4 x Xeon 450 processor, 1MB L2 Cache
                1 GB MB Memory RAID Array Controller
6               18 GB 10k RPM Hard Disk (RAID 50)
2               INTEL Pro 100 PCI
2               Remote Management Card
2               Support Pack (7X24 4HR)

Operating System
2                MS Windows NT Server V 4.0 (Service Pack 4)

* The above configuration is subject to change in the Technical Requirements Meeting
** Servers Supported in the implementation: Dell, HP and Compaq in